United States
Securities and Exchange Commission
Washington, D.C. 20549
_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2007

CytoGenix, Inc.
(Exact name of registrant as specified in its charter)

0-26807

(Commission File Number)

NEVADA	76-0484097
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3100 Wilcrest Drive, Suite 140, Houston, Texas

    77042

(Address of principal executive offices)

(Zip Code)

(713) 789-0070

Registrant’s telephone number, including area code

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS.

CytoGenix, Inc. (the “Company”), when it filed its Annual Report on Form 10-K for the year ended December 31, 2006, intended to incorporate by reference the information required in Part III of Form 10-K from its proxy statement on Schedule 14A.  The Company was unable to file such proxy statement by April 30, 2007, nor an amendment to its Form 10-K that included the information required by Part III of such Form.  The Company was unable to file by April 30, 2007 due to its inability to compile the information necessary to complete the required disclosures set forth in Item 402 of Regulation S-K within a sufficient time for management, the board of directors and the independent auditors to review such disclosure prior to the prescribed due date.  The Company anticipates being in a position to file the foregoing information on or before May 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2007	CytoGenix, Inc.
By /s/ Malcolm H. Skolnick Malcolm H. Skolnick, Chief Executive Officer